Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies

8. Commitments and contingencies:

(a) Litigation:

From time to time, the Company may become a party to various legal proceedings in the ordinary course of business. Management believes that there are currently no claims or actions pending against the Company, the ultimate disposition of which could have a material adverse effect on the Company’s results of operations, financial condition, or cash flows, including third party infringement claims, labor and employment claims and threatened claims, tax and other matters.

As of December 31, 2025, the Company was not subject to any material litigation or material pending litigation claims.